UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-4521

T. Rowe Price State Tax-Free Income Trust

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: February 28

Date of reporting period: August 31, 2008

Item 1: Report to Shareholders

Georgia Tax-Free Bond Fund	August 31, 2008

The views and opinions in this report were current as of August 31, 2008. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

REPORTS ON THE WEB

Sign up for our E-mail Program, and you can begin to receive updated fund reports and prospectuses online rather than through the mail. Log in to your account at troweprice.com for more information.

Manager’s Letter

Fellow Shareholders

Georgia tax-free municipal securities produced strong gains in the six-month period ended August 31, 2008, rebounding sharply from deeply oversold levels at the end of February. Investors favored higher-quality and shorter-term issues due to lingering concerns about liquidity in some segments of the fixed-income market. The Federal Reserve reduced short-term interest rates through the end of April to ease the effects of the credit crunch on the economy, but rising inflation pressures have discouraged additional rate cuts since that time. The T. Rowe Price Georgia Tax-Free Bond Fund produced excellent six-month returns and outpaced its peers, largely on the strength of our rigorous, proprietary research.

HIGHLIGHTS

• Continued reductions in the federal funds rate and a return of confidence to the municipal bond market helped Georgia tax-free bonds produce solid returns over the past six months.

• The Georgia Tax-Free Bond Fund enjoyed strong returns over the period and outpaced its Lipper benchmark.

• The fund’s overweight in long-term issues provided a boost to results.

• Tax-free issues appear to remain attractively valued relative to their taxable counterparts, but municipals would not be immune should rising inflation lead to a general decline in bond prices.

MARKET ENVIRONMENT

According to current estimates, the economy grew at a surprisingly strong annualized rate of 3.3% in the second quarter, helped by brisk export activity and tax-rebate checks from the federal government. However, economic growth is expected to be sluggish for at least the rest of the year because of residential real estate weakness, massive mortgage losses in the financials sector, declining employment, and elevated energy costs.

As financial institutions cut back on lending to preserve capital and avoid additional loan-related losses, the Federal Reserve took several extraordinary actions to boost market liquidity—such as helping JPMorgan Chase acquire Bear Stearns and creating new credit facilities that allow investment banks and broker-dealers to borrow directly from the Fed. The central bank also reduced the fed funds target rate—an interbank lending rate that banks also use as a benchmark for their prime consumer lending rates—to 2.00% by the end of April 2008 from 5.25% one year ago. Although the economic outlook remains weak, the Fed has refrained from cutting rates since the end of April due to rising inflation.

As shown in the graph, yields of high-quality Georgia municipal securities with various maturities declined materially in the last six months. This reflects increased investor interest in tax-free securities following a sharp sell-off in February stemming from concerns about the dysfunctional auction-rate securities market and the credit rating downgrades of monoline insurance companies that back municipal bonds. In contrast, intermediate-term Treasury yields rose substantially, as the credit-related flight to quality reversed somewhat and investors concluded that additional Fed rate cuts are unlikely.

Despite the improved performance in municipal bonds nationwide in the last six months, tax-free securities remain an attractive alternative to taxable bonds, particularly for investors in the highest tax brackets. As of August 31, 2008, the 3.60% yield offered by a 10-year, tax-free municipal bond rated AAA was about 94% of the 3.81% pretax yield offered by a 10-year Treasury. In comparison, high-quality 10-year municipal bonds have provided an average of about 81% of the yield offered by 10-year Treasuries since the mid-1980s. Similarly, 30-year AAA municipal bonds are also attractive, with a 4.71% yield that is about 106% of the 4.42% yield offered by 30-year Treasuries.

Based on current valuations, our belief is that the municipal bond market remains a high-quality market. Given the growing likelihood that federal tax rates will rise in the next few years, we believe that investors who are seeking tax-free income and who are willing to accept the potential for more volatility—as the market continues to work through the ripple effects of the credit crunch—should consider taking advantage of what still appears to be a good buying opportunity for municipals.

MUNICIPAL MARKET NEWS

New municipal supply thus far in 2008 has grown at a steady clip—about $294 billion through the end of August, according to The Bond Buyer. New issue supply has been lifted by issuers refinancing their auction-rate securities to avoid paying punitive penalty rates of interest when auctions fail. With state economies and revenue growth weakening—though current conditions are not as bad as they were in previous recessions—new issuance is likely to surpass the $400 billion mark again for the full year.

Demand for municipals has been reasonable, though not robust, as alternative buyers of municipals—such as hedge funds and foreign investors—have decreased their presence in the market and broker-dealers remain hesitant to add tax-free bonds to their inventories. Individual investors have shown some interest in taking advantage of attractive tax-free yields, but their ability to absorb heavy new municipal issuance is limited. Given the continuing credit market stress, shorter-term and higher-quality municipal securities have had greater appeal than long-term and lower-quality issues.

The well-publicized and ongoing financial problems suffered by monoline insurance companies have had a material effect on the quality composition of the municipal market. In aggregate, the overall credit quality of the market remains high, but the actual allocation of the highest-rated bonds has trended lower. Many bonds that once were rated AAA because they were insured have been downgraded, and investors are assigning virtually no value to the underlying insurance. Our funds have managed to avoid significant losses stemming from these developments because we conduct our own thorough research and assign our own independent credit ratings before making investment decisions, rather than relying solely on external rating agencies or bond insurance for our investment selection.

GEORGIA MARKET NEWS

The current weakness in the national economy is having an impact on the state of Georgia. Prior to 2008, manageable job growth had been a strong catalyst of economic expansion throughout the state. However, the state has recently experienced a considerable slowdown in its job growth, which has increased just under 0.5% over the past year. Over the past 12 months, the state’s unemployment rate has risen just above the national average to 6.3% from 4.4%. The unemployment rate is the same in the broader Atlanta metropolitan area job market, the focal point of the state’s economy.

The prudence of the state’s fiscal management team may help it weather the current downturn. Fiscal discipline during the recent expansion allowed the state to restore its healthy rainy day fund cushion and build a strong revenue shortfall reserve for emergency contingencies. The state’s net revenue collections for fiscal year 2008 decreased by 1.1% from a year ago, reflecting the state’s weakening economy. During fiscal year 2008, the governor recommended that the state legislature pass his proposal to reduce the midyear budget by $65 million. Likewise, the governor has proposed cutting the fiscal year 2009 budget by $1.6 billion in anticipation of continuing weakness in the economy. The state retains its AAA ratings from Moody’s, S&P, and Fitch, and the outlook from each agency is stable.

The state remains the dominant transportation center in the southeast United States, anchored by Hartsfield-Jackson Atlanta International Airport, which perennially ranks as the busiest or second-busiest airport in the world with regards to enplaned passenger traffic. The state’s moderate cost of living and the strong academic research centers provided by its colleges and universities serve to attract a highly skilled labor force. The state’s per capita income levels are slightly below the U.S. average. However, the state’s average median household income is just above the U.S. average, suggesting more wage earners per dwelling.

PERFORMANCE AND PORTFOLIO STRATEGY

The Georgia Tax-Free Bond Fund returned 4.94% for the six-month period ended August 31, 2008, a result that outpaced its Lipper benchmark. As always, important contributors to our good relative returns were our low fees, strong credit analysis, and opportunistic investments in bonds of different maturities. The fund’s net asset value increased $0.29, and dividends decreased by $0.01 from the previous reporting period.

Given the dislocations in the municipal market at the outset of the period, and based on our belief in the relative attractiveness of municipals as an asset class, we overweighted the portfolio in longer-term bonds. This proved to be a fruitful strategy, as long-term and higher-quality bonds provided the best returns over the period. As a consequence of our focus on longer-term issues, our average maturity increased to 14.5 years. Nonetheless, we targeted a neutral interest rate stance for much of the period, particularly as volatility increased.

The portfolio’s overall quality slipped a notch but still remains high at AA. While the rating of insured bonds has declined, the recent downgrades do not necessarily reflect deterioration in the credit quality of the underlying issuers of our holdings. Moody’s Investors Service is in the process of recalibrating its municipal bond ratings scale to more closely align with its global scale, a move that should lead to upward rating revisions for most municipal sectors over the next six months. Moody’s expects to complete this recalibration by early 2009.

We continued to add to A rated and lower-quality sectors as cash flow permitted. While lower-quality issues suffered during the summer, we have made selective purchases that we believe have added some good yield to the portfolio that should serve returns well over the long run. We may add to our holdings of lower-quality debt should yields remain especially attractive.

In terms of sector allocations, we added to high-quality essential-service revenue bonds and kept a relatively high position in general obligation issues, as these sectors held up well during the period. Conversely, our allocation to prepaid gas bonds performed poorly as the financial sector remained under pressure. These structured revenue bonds typically trade on a guarantee from a major broker-dealer, such as Merrill Lynch.

Generally, we traded actively during the period as we realized losses in an effort to rebuild our loss reserves and build on our excellent long-term tax-efficient record. We cut a number of our insured positions, particularly those with lower-quality underlying ratings. These positions have stayed under pressure as the monoline insurers have had a difficult 2008.

OUTLOOK

In light of generally favorable fundamentals for the municipal bond market, tax-free bonds continue to offer very compelling values relative to taxable bonds, in our view, particularly for investors in the highest tax brackets. Although the market has rebounded from its weakest levels in late February, municipal bond valuations, especially for longer-term securities, remain very attractive.

At present, the Fed seems unlikely to initiate a series of rate hikes to address inflation as long as the economy and housing market remain weak and employment is decreasing. However, if inflation continues to climb, Treasury yields will probably rise, and the Federal Reserve may be forced at some point to raise interest rates. Although municipal yields tend not to rise as much as Treasury yields, the municipal bond market would not be immune to a broad sell-off in the Treasury market.

T. Rowe Price’s municipal bond portfolio managers and credit analysts continue to monitor the municipal market very carefully in an attempt to identify securities with attractive yields and a good long-term risk/ reward trade-off. As always, we will rely on our rigorous, independent research to evaluate the fundamental merits of the underlying issuer of each security under consideration.

Respectfully submitted,

Hugh D. McGuirk
Chairman of the Investment Advisory Committee

September 19, 2008

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

RISKS OF INVESTING

As with all mutual funds, the fund’s share price can fall because of weakness in the markets, a particular industry, or specific holdings. Yield and share price will vary with interest rate changes. Investors should note that if interest rates rise significantly from current levels, the fund’s share price will decline and may even turn negative in the short term. There is also a chance that some of the fund’s holdings may have their credit rating downgraded or may default. The fund is less diversified than one investing nationally. Some income may be subject to state and local taxes and the federal alternative minimum tax.

GLOSSARY

30-day SEC yield: A method of calculating a fund’s yield that assumes all portfolio securities are held until maturity. The Securities and Exchange Commission (SEC) requires all bond funds to calculate this yield. Yield will vary and is not guaranteed.

Average maturity: The weighted average of the stated maturity dates of the portfolio’s securities. In general, the longer the average maturity, the greater the fund’s sensitivity to interest rate changes. A shorter average maturity usually means less interest rate sensitivity and, therefore, a less volatile portfolio.

Basis point: One one-hundredth of one percentage point, or 0.01%.

Duration: A measure of a bond fund’s sensitivity to changes in interest rates. For example, a fund with a duration of six years would fall about 6% in price in response to a one-percentage-point rise in interest rates, and vice versa.

Federal funds rate: The interest rate charged on overnight loans of reserves by one financial institution to another in the United States. The Federal Reserve sets a target federal funds rate to affect the direction of interest rates.

Investment grade: High-quality bonds as measured by one of the major credit rating agencies. For example, Standard & Poor’s designates the bonds in its top four categories (AAA to BBB) as investment grade.

Lehman Brothers Municipal Bond Index: An unmanaged index that includes investment-grade, tax-exempt, and fixed-rate bonds.

Lipper averages: The averages of available mutual fund performance returns for specified time periods in defined categories as tracked by Lipper Inc.

Tender option bonds: Obligations that grant the bondholder the right to require the issuer (or a specified third party acting as agent for the issuer) to purchase the bonds, usually at par, at a specified time or times prior to maturity or upon the occurrence of certain events or conditions.

Yield curve: A graph depicting the relationship between yields and maturity dates for a set of similar securities. These curves are in constant flux. One of the key activities in managing any fixed-income portfolio is to study trends reflected by comparative yield curves.

Performance and Expenses

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (“Actual”) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual small-account maintenance fee of $10, generally for accounts with less than $2,000 ($500 for UGMA/UTMA). The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $25,000 or more, accounts employing automatic investing, and IRAs and other retirement plan accounts that utilize a prototype plan sponsored by T. Rowe Price (although a separate custodial or administrative fee may apply to such accounts). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

Portfolio of Investments ‡

(Amounts in 000s)

	$ Par	Value
MUNICIPAL SECURITIES 99.4%		
GEORGIA 94.1%		
Albany, Sewerage, 5.00%, 7/1/17 (1)	1,000	1,096
Alpharetta, GO, 5.00%, 5/1/23 (2)	1,125	1,187
Alpharetta, GO, 5.00%, 5/1/25	1,000	1,048
Americus & Sumter County Hosp. Auth., Magnolia Manor 6.25%, 5/15/19	500	492
Assoc. County Commissioners, Jackson County, COP 5.25%, 4/1/24 (3)	1,000	1,017
Atlanta, Eastside Tax Allocation, 5.60%, 1/1/30	500	444
Atlanta, GO, 5.00%, 12/1/12	965	971
Atlanta, Princeton Lakes, 5.50%, 1/1/31	495	437
Atlanta & Fulton County Recreation Auth., 5.75%, 12/1/18 (Prerefunded 12/1/10) (4)(5)	1,500	1,629
Atlanta Airport, 5.00%, 1/1/30 (1)	1,500	1,515
Atlanta Airport, 5.60%, 1/1/30 (Prerefunded 1/1/10) (4)(6)	1,735	1,828
Atlanta Airport, 6.25%, 1/1/14 (6)(7)	1,000	1,029
Atlanta Airport, Zero Coupon, 1/1/10 (7)(8)	630	592
Atlanta Downtown Dev. Auth., 5.00%, 12/1/31 (8)	1,000	1,006
Atlanta Public Safety & Judicial Fac., 5.00%, 12/1/26 (1)	500	515
Atlanta Water & Sewer, VRDN, 2.60%, 11/1/41 (1)	3,100	3,100
Augusta Airport, 5.45%, 1/1/31 (7)	900	746
Augusta Water & Sewer, 5.00%, 10/1/27 (1)	1,000	1,007
Augusta Water & Sewer, 5.25%, 10/1/34 (1)	1,000	1,035
Augusta Water & Sewer, 5.25%, 10/1/39 (1)	1,250	1,292
Barrow County, GO, 5.00%, 10/1/26 (6)	1,100	1,114
Burke County Dev. Auth., Oglethorpe Power, Vogtle 5.50%, 1/1/33	1,000	1,006
Burke County Dev. Auth., Oglethorpe Power, VR 4.625%, 1/1/37 (5)	1,000	1,022
Cartersville Dev. Auth., IDRB, Anheuser-Busch 5.10%, 2/1/12 (7)	450	459

Cartersville Dev. Auth., PCR, Anheuser-Busch 7.40%, 11/1/10 (7)	360	382
Chatham County Hosp. Auth., Memorial Health Univ. Medical 5.50%, 1/1/34	1,000	836
Chatham County Hosp. Auth., Memorial Health Univ. Medical 5.75%, 1/1/29	1,000	894
Chatham County Hosp. Auth., Memorial Health Univ. Medical 6.125%, 1/1/24	1,270	1,238
Cherokee County School Dist., GO, 5.00%, 8/1/28 (6)	1,450	1,494
Cherokee County Water & Sewer Auth., 5.50%, 8/1/23 (8)	1,000	1,080
Cherokee County Water & Sewer Auth., 5.00%, 8/1/25 (1)	1,000	1,039
City of Savannah, Savannah Airport Commission 5.25%, 1/1/17 (1)	1,000	1,050
Clayton County Water Auth., 5.00%, 5/1/20	1,000	1,057
Clayton County Water Auth., 6.25%, 5/1/16 (Prerefunded 5/1/10) (4)	1,000	1,077
Cobb County Dev. Auth., Waste Management, 5.00%, 4/1/33 (7)	1,000	768
Cobb County Hosp. Auth., Wellstar Health 5.25%, 4/1/23 (5)	1,000	1,033
Cobb-Marietta Water Auth., 5.25%, 11/1/21	1,000	1,072
Columbia County Water & Sewer, 5.00%, 6/1/24 (1)	1,000	1,035
Columbia County Water & Sewer, 6.25%, 6/1/18 (Prerefunded 6/1/10) (4)(6)	1,000	1,071
Columbus Water & Sewer, 5.00%, 5/1/18 (8)	1,000	1,056
Columbus Water & Sewer, 5.00%, 5/1/21 (8)	500	518
Columbus Water & Sewer, 5.00%, 5/1/25 (8)	1,000	1,012
Coweta County Auth., Water & Sewer, GO, 5.00%, 6/1/32	2,000	2,017
Coweta County Dev. Auth., Newnan Water, Sewer, & Light Commission, 5.00%, 7/1/20 (8)	1,000	1,050
Coweta County Water & Sewer Auth., GO, 5.00%, 6/1/23 (5)	920	949
Coweta County Water & Sewer Auth., GO, 5.00%, 6/1/26 (5)	1,355	1,384
Crisp County Dev. Auth., Int'l. Paper, 6.20%, 2/1/20 (7)	1,000	970

Decatur County School Dist., School Building, GO 5.00%, 10/1/32 (1)	1,000	1,008
DeKalb County Water & Sewer, 5.00%, 10/1/35 (1)	1,000	1,028
DeKalb County Water & Sewer, 5.00%, 10/1/35	1,000	1,012
DeKalb County Water & Sewer, 5.125%, 10/1/31 (Prerefunded 10/1/10) (4)	1,000	1,069
Dekalb County Water & Sewer, 5.25%, 10/1/32 (1)	1,250	1,349
Effingham County Dev. Auth., PCR, Fort James 5.625%, 7/1/18 (7)	1,000	880
Fayette County Public Fac. Auth., Criminal Justice 6.00%, 6/1/30 (Prerefunded 6/1/10) (4)	270	291
Fayette County Public Fac. Auth., Criminal Justice 6.25%, 6/1/20 (Prerefunded 6/1/10) (4)	500	540
Fayette County School Dist., GO, STEP, 0.00%, 3/1/25 (1)	750	682
Forsyth County, GO, 6.00%, 3/1/16 (Prerefunded 3/1/10) (4)	1,250	1,335
Forsyth County Water & Sewer Auth., 5.00%, 4/1/21	1,060	1,099
Forsyth County Water & Sewer Auth., 5.00%, 4/1/28	1,000	1,021
Forsyth County Water & Sewer Auth., 5.00%, 4/1/32	1,495	1,507
Forsyth County Water & Sewer Auth., 6.25%, 4/1/20 (Prerefunded 4/1/10) (4)	1,000	1,075
Fulton County, Water & Sewer, 5.25%, 1/1/35 (6)	400	405
Fulton County, Water & Sewer, 6.25%, 1/1/09 (6)	1,000	1,014
Fulton County Dev. Auth., Georgia Tech Foundation 5.00%, 11/1/21	1,000	1,038
Fulton County Dev. Auth., Georgia Tech Foundation 5.00%, 11/1/31	1,055	1,063
Fulton County Dev. Auth., Spelman College, 5.00%, 6/1/26	1,000	1,019
Fulton County Dev. Auth., Catholic Health East, VR 2.689%, 11/15/28	1,000	804
Fulton County Residential Care Fac. for the Elderly, Canterbury Court, 6.125%, 2/15/26	750	712
Fulton County Residential Care Fac. for the Elderly, Canterbury Court, 6.30%, 10/1/24 (Prerefunded 10/1/09) (4)	500	533

Gainesville Water & Sewer, 6.00%, 11/15/12 (6)	1,000	1,068
Georgia, GO, 5.00%, 7/1/21	1,000	1,079
Georgia Housing & Finance Auth., 5.05%, 12/1/32 (7)	1,000	876
Georgia Housing & Finance Auth., Single Family 5.05%, 12/1/31 (7)	1,000	890
Georgia Housing & Finance Auth., Single Family 5.25%, 12/1/37 (7)	1,000	891
Georgia Private Colleges & Univ. Auth., Emory Univ. 5.00%, 9/1/38	2,460	2,485
Georgia Private Colleges & Univ. Auth., Emory Univ. 5.50%, 11/1/20 (Prerefunded 11/1/10) (4)	500	537
Georgia Private Colleges & Univ. Auth., Emory Univ. 5.50%, 11/1/25 (Prerefunded 11/1/09) (4)	1,975	2,078
Georgia Private Colleges & Univ. Auth., Emory Univ. 5.50%, 11/1/33 (Prerefunded 11/1/10) (4)	1,500	1,611
Glynn County, Water & Sewer, 5.00%, 4/1/23 (5)	1,000	1,016
Glynn-Brunswick Memorial Hosp. Auth., Southeast Georgia Health, 5.625%, 8/1/34	1,000	979
Gwinnett County Dev. Auth., Gwinnett County School Dist., COP 5.25%, 1/1/25 (8)	1,000	1,069
Gwinnett County School Dist., GO, 5.00%, 2/1/36	1,000	1,026
Gwinnett County Water & Sewer Auth., 5.25%, 8/1/24 (Prerefunded 8/1/12) (4)	1,000	1,097
Gwinnett County Water & Sewer Auth., GO, 5.00%, 8/1/22	1,500	1,609
Habersham County School Dist., GO, 5.00%, 4/1/27 (8)	1,000	1,013
Hall County & Gainsville Hosp. Auth., Northeast Health 5.00%, 5/15/11 (9)	1,115	1,189
Hall County & Gainsville Hosp. Auth., Northeast Health 5.50%, 5/15/31 (Prerefunded 5/15/11) (4)	1,530	1,653
Henry County Hosp. Auth., GO, 5.00%, 7/1/25 (8)	1,000	1,008
Henry County Water & Sewer Auth., 5.125%, 2/1/20 (8)	1,000	1,050
Houston County Hosp. Auth., 5.25%, 10/1/35	1,000	960
Houston County Hosp. Auth., 5.25%, 10/1/42	1,000	945

Lagrange Troup County Hosp. Auth., 5.50%, 7/1/38	1,000	993
Macon Water Auth., 5.00%, 10/1/21	1,000	1,038
Macon-Bibb County Urban Dev. Auth., GO, 5.50%, 10/1/22	1,000	1,059
Main Street Natural Gas, Georgia Municipal Gas Auth. 5.00%, 3/15/14	750	759
Main Street Natural Gas, Georgia Municipal Gas Auth. 5.00%, 3/15/21	1,250	1,099
Main Street Natural Gas, Georgia Municipal Gas Auth. 5.00%, 3/15/22	1,000	868
Main Street Natural Gas, Georgia Municipal Gas Auth. 5.50%, 9/15/28	1,770	1,559
Main Street Natural Gas, Georgia Municipal Gas Auth. 6.375%, 7/15/38	1,000	908
Main Street Natural Gas, Georgia Municipal Gas Auth. 6.25%, 7/15/28	1,000	929
Medical Center Hosp. Auth., Columbus Regional Healthcare 5.50%, 8/1/25 (8)	1,000	1,035
Metropolitan Atlanta Rapid Transit Auth., 5.00%, 7/1/28 (1)	1,000	1,034
Metropolitan Atlanta Rapid Transit Auth., 5.25%, 7/1/27 (6)	1,000	1,084
Metropolitan Atlanta Rapid Transit Auth., Marta Sales Tax 7.00%, 7/1/11 (9)	4,015	4,400
Metropolitan Atlanta Rapid Transit Auth., Marta Sales Tax 7.00%, 7/1/11 (8)(9)	595	652
Municipal Electric Auth., Electric Power 5.25%, 1/1/21	1,000	1,057
Municipal Electric Auth., Electric Power 6.50%, 1/1/12 (9)	80	87
Municipal Electric Auth., Electric Power 6.50%, 1/1/12 (Prerefunded 1/1/12) (4)	20	21
Municipal Electric Auth., Electric Power 6.50%, 1/1/12	390	417
Municipal Electric Auth., Electric Power 6.60%, 1/1/18 (9)	175	210
Municipal Electric Auth., Electric Power 6.60%, 1/1/18 (Prerefunded 1/1/13) (4)	20	23
Municipal Electric Auth., Electric Power 6.60%, 1/1/18	840	975
Municipal Electric Auth., Electric Power 7.25%, 1/1/24 (5)	1,000	1,293

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

NOTES TO FINANCIAL STATEMENTS

T. Rowe Price State Tax-Free Income Trust (the trust), is registered under the Investment Company Act of 1940 (the 1940 Act). The Georgia Tax-Free Bond Fund (the fund), a nondiversified, open-end management investment company, is one portfolio established by the trust. The fund commenced operations on March 31, 1993. The fund seeks to provide, consistent with prudent portfolio management, the highest level of income exempt from federal and Georgia state income taxes, by investing primarily in investment-grade Georgia municipal bonds.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by fund management. Fund management believes that estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the financial statements may differ from the value the fund ultimately realizes upon sale of the securities.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Payments (“variation margin”) made or received to settle the daily fluctuations in the value of futures contracts are recorded as unrealized gains or losses until the contracts are closed. Unsettled variation margin on futures contracts is reflected as other assets or liabilities, and unrealized gains and losses on futures contracts are reflected as the change in net unrealized gain or loss in the accompanying financial statements. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared on a daily basis and paid monthly. Capital gain distributions, if any, are declared and paid by the fund, typically on an annual basis.

Credits The fund earns credits on temporarily uninvested cash balances at the custodian that reduce the fund’s custody charges. Custody expense in the accompanying financial statements is presented before reduction for credits, which are reflected as expenses paid indirectly.

New Accounting Pronouncements On March 1, 2008, the fund adopted Statement of Financial Accounting Standards No. 157 (FAS 157), Fair Value Measurements. FAS 157 defines fair value, establishes the framework for measuring fair value, and expands the disclosures of fair value measurements in the financial statements. Adoption of FAS 157 did not have a material impact on the fund’s net assets or results of operations.

In March 2008, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“FAS 161”), which is effective for fiscal years and interim periods beginning after November 15, 2008. FAS 161 requires enhanced disclosures about derivative and hedging activities, including how such activities are accounted for and their effect on financial position, performance and cash flows. Management is currently evaluating the impact the adoption of FAS 161 will have on the fund’s financial statements and related disclosures.

NOTE 2 - VALUATION

The fund’s investments are reported at fair value as defined under FAS 157. The fund values its investments and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business.

Valuation Methods Debt securities are generally traded in the over-the-counter (OTC) market. Securities with remaining maturities of one year or more at the time of acquisition are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service, which considers the yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Securities with remaining maturities of less than one year at the time of acquisition generally use amortized cost in local currency to approximate fair value. However, if amortized cost is deemed not to reflect fair value or the fund holds a significant amount of such securities with remaining maturities of more than 60 days, the securities are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service.

Financial futures contracts are valued at closing settlement prices.

Other investments, including restricted securities, and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Trustees.

Valuation Inputs Various inputs are used to determine the value of the fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical securities

Level 2 – observable inputs other than Level 1 quoted prices (including, but not limited to, quoted prices for similar securities, interest rates, prepayment speeds, credit risk)

Level 3 – unobservable inputs

Observable inputs are those based on market data obtained from sources independent of the fund, and unobservable inputs reflect the fund’s own assumptions based on the best information available. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. The following table summarizes the fund’s investments, based on the inputs used to determine their values on August 31, 2008:

NOTE 3 - INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Futures Contracts During the six months ended August 31, 2008, the fund was a party to futures contracts, which provide for the future sale by one party and purchase by another of a specified amount of a specific financial instrument at an agreed upon price, date, time, and place. Risks arise from possible illiquidity of the futures market and from movements in security values and interest rates.

Other Purchases and sales of portfolio securities, other than short-term securities, aggregated $25,275,000 and $13,424,000, respectively, for the six months ended August 31, 2008.

NOTE 4 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its income and gains. Distributions are determined in accordance with Federal income tax regulations, which differ from generally accepted accounting principles, and, therefore, may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of August 31, 2008.

The fund intends to retain realized gains to the extent of available capital loss carryforwards. As of August 31, 2008, the fund had $320,000 of unused capital loss carryforwards that expire in fiscal 2016.

At August 31, 2008, the cost of investments for federal income tax purposes was $138,270,000. Net unrealized gain loss aggregated $43,000 at period-end, of which $3,138,000 related to appreciated investments and $3,095,000 related to depreciated investments.

NOTE 5 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. The investment management agreement between the fund and the manager provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.10% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.285% for assets in excess of $220 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At August 31, 2008, the effective annual group fee rate was 0.30%.

In addition, the fund has entered into service agreements with Price Associates and a wholly owned subsidiary of Price Associates (collectively, Price). Price Associates computes the daily share price and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend disbursing agent. For the six months ended August 31, 2008, expenses incurred pursuant to these service agreements were $53,000 for Price Associates and $24,000 for T. Rowe Price Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s Web site, www.sec.gov. The description of our proxy voting policies and procedures is also available on our Web site, www.troweprice.com. To access it, click on the words “Company Info” at the top of our homepage for individual investors. Then, in the window that appears, click on the “Proxy Voting Policy” navigation button in the top left corner.

Each fund’s most recent annual proxy voting record is available on our Web site and through the SEC’s Web site. To access it through our Web site, follow the directions above, then click on the words “Proxy Voting Record” at the bottom of the Proxy Voting Policy page.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s Web site (www.sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT

On March 4, 2008, the fund’s Board of Trustees (Board) unanimously approved the investment advisory contract (Contract) between the fund and its investment manager, T. Rowe Price Associates, Inc. (Manager). The Board considered a variety of factors in connection with its review of the Contract, also taking into account information provided by the Manager during the course of the year, as discussed below:

Services Provided by the Manager
The Board considered the nature, quality, and extent of the services provided to the fund by the Manager. These services included, but were not limited to, management of the fund’s portfolio and a variety of related activities, as well as financial and administrative services, reporting, and communications. The Board also reviewed the background and experience of the Manager’s senior management team and investment personnel involved in the management of the fund. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Manager.

Investment Performance of the Fund
The Board reviewed the fund’s average annual total returns over the 1-, 3-, 5-, and 10-year periods as well as the fund’s year-by-year returns and compared these returns with previously agreed upon comparable performance measures and market data, including those supplied by Lipper, an independent provider of mutual fund data. On the basis of this evaluation and the Board’s ongoing review of investment results, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Manager under the Contract and other benefits that the Manager (and its affiliates) may have realized from its relationship with the fund, including research received under “soft dollar” agreements. The Board noted that soft dollars were not used to pay for third-party, non-broker research. The Board also received information on the estimated costs incurred and profits realized by the Manager and its affiliates from advising T. Rowe Price mutual funds, as well as estimates of the gross profits realized from managing the fund in particular. The Board concluded that the Manager’s profits were reasonable in light of the services provided to the fund. The Board also considered whether the fund or other funds benefit under the fee levels set forth in the Contract from any economies of scale realized by the Manager. Under the Contract, the fund pays a fee to the Manager composed of two components—a group fee rate based on the aggregate assets of certain T. Rowe Price mutual funds (including the fund) that declines at certain asset levels and an individual fund fee rate that is assessed on the assets of the fund. The Board concluded that the advisory fee structure for the fund continued to provide for a reasonable sharing of benefits from economies of scale with the fund’s investors.

Fees
The Board reviewed the fund’s management fee rate, operating expenses, and total expense ratio and compared them with fees and expenses of other comparable funds based on information and data supplied by Lipper. The information provided to the Board indicated that the fund’s management fee rate was at or below the median for comparable funds and the expense ratio was generally below the median for comparable funds. The Board also reviewed the fee schedules for comparable privately managed accounts of the Manager and its affiliates. Management informed the Board that the Manager’s responsibilities for privately managed accounts are more limited than its responsibilities for the fund and other T. Rowe Price mutual funds that it or its affiliates advise. On the basis of the information provided, the Board concluded that the fees paid by the fund under the Contract were reasonable.

Approval of the Contract
As noted, the Board approved the continuation of the Contract. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund to approve the continuation of the Contract, including the fees to be charged for services thereunder.

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price State Tax-Free Income Trust

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	October 17, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	October 17, 2008

By	/s/ Gregory K. Hinkle
Gregory K. Hinkle
Principal Financial Officer

Date	October 17, 2008